COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Class A (CPXAX), Class C (CPXCX), Class I (CPXIX), Class R (CPRRX) and Class Z (CPXZX) Shares

Supplement dated June 17, 2015 to

Summary Prospectuses and Prospectuses dated May 1, 2015

Fee Limitation Agreement

The Board of Directors of the Fund has approved an amendment to the Funds’ fee waiver/expense reimbursement agreement, effective August 1, 2015 through June 30, 2017, whereby Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), will contractually agree to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. Once effective, this contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Advisor.

Accordingly, the “Fund Fees and Expenses” sections of the Summary Prospectuses and Prospectuses are hereby supplemented in its entirety:

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”) and “Reducing the Initial Sales Load on Class A Shares” in the Fund’s statement of additional information (the “SAI”).

	Class A	Class C		Class I	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	3.75%	None		None	None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	(1)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.70%	0.70%		0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%		None	0.50%	None
Other Expenses	0.14%	0.14%		0.14%	0.14%	0.14%
Service Fee(2)	0.10%	0.25%		0.10%	None	None

Total Other Expenses	0.24%	0.39%		0.24%	0.14%	0.14%

Total Annual Fund Operating Expenses(3)	1.19%	1.84%		0.94%	1.34%	0.84%
Fee Waiver/Expense Reimbursement(3)	0.00%	0.00%		(0.09)%	0.00%	0.00%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(3)	1.19%	1.84%		0.85%	1.34%	0.84%

(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	Reflects the maximum amount of shareholder servicing fees that may be paid by a share class. Actual amounts could be less.
(3)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2017 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2017 (through June 30, 2017, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$492	$739	$1,005	$1,764
Class C shares
Assuming redemption at the end of the period	$287	$579	$995	$2,159
Assuming no redemption at the end of the period	$187	$579	$995	$2,159
Class I shares	$87	$282	$503	$1,138
Class R shares	$136	$425	$734	$1,613
Class Z shares	$86	$268	$466	$1,037

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXPROSUP-0615